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                                                                    EXHIBIT 24.1

                     WILLIAMS GP LLC, as General Partner of
                          WILLIAMS ENERGY PARTNERS L.P.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS GP LLC, a Delaware limited liability company ("Williams") and the general partner of Williams Energy Partners L.P., does hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign a registration statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of Common Units of Williams Energy Partners L.P. issuable to participants in the Williams Energy Partners Long-Term Incentive Plan and any and all amendments and post-effective amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned Williams does hereby constitute and appoint CRAIG R. RICH and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 9th day of October, 2001.


     /s/ Steven J. Malcolm                /s/ Don R. Wellendorf
----------------------------------     -----------------------------------------
     Steven J. Malcolm                    Don R. Wellendorf
     Chairman of the Board and            Director, Senior Vice President, Chief
     Chief Executive Officer              Financial Officer and Treasurer
     (Principal Executive Officer)        (Principal Financial Officer)
                                          (Principal Accounting Officer)



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     /s/ Keith E. Bailey                   /s/ William A. Bruckmann III
----------------------------------     -----------------------------------------
     Keith E. Bailey                       William A. Bruckmann III
     Director                              Director


    /s/ Don J. Gunther                     /s/ Phillip D. Wright
----------------------------------     -----------------------------------------
    Don J. Gunther                         Phillip D. Wright
    Director                               Director


                                        WILLIAMS GP LLC,
                                        General Partner of Williams Energy
                                        Partners L.P.


                                        By:  /s/ Steven J. Malcolm
                                           -------------------------------------
                                             Steven J. Malcolm
ATTEST:                                      Chief Executive Officer


     /s/ Suzanne H. Costin
----------------------------------
     Suzanne H. Costin
     Secretary